EXHIBIT 24

                              STAR RESOURCES CORP.


                                POWER OF ATTORNEY
                                -----------------



WHEREAS, Star Resources Corp., a corporation organized under the laws of British Columbia, (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended, (the "Act"), an Annual Report on Form 10-K ("Annual Report") for the fiscal year ended January 31, 2003, together with exhibits and any amendments thereto, as a reporting company in the United States under the Act.

NOW, THEREFORE, the undersigned in his capacity as director or officer of the Company, or both, as the case may be, does hereby appoint MARK E. JONES, III, severally, his true and lawful attorneys or attorney with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer of the Company, or both, as the case may be, all instruments necessary or incidental to the Annual Report referred to above including any amendments thereto, and to file the same or cause the same to be filed with the Commission. The said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of April 2003.




                                                           /s/ Roger H. Mitchell
                                                           ---------------------
                                                               ROGER H. MITCHELL

                              STAR RESOURCES CORP.



                                POWER OF ATTORNEY
                                -----------------



WHEREAS, Star Resources Corp., a corporation organized under the laws of British Columbia, (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended, (the "Act"), an Annual Report on Form 10-K ("Annual Report") for the fiscal year ended January 31, 2003, together with exhibits and any amendments thereto, as a reporting company in the United States under the Act.

NOW, THEREFORE, the undersigned in his capacity as director or officer of the Company, or both, as the case may be, does hereby appoint MARK E. JONES, III, severally, his true and lawful attorneys or attorney with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer of the Company, or both, as the case may be, all instruments necessary or incidental to the Annual Report referred to above including any amendments thereto, and to file the same or cause the same to be filed with the Commission. The said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of April 2003.


                                                          /s/ Roger David Morton
                                                          ----------------------
                                                              ROGER DAVID MORTON

                              STAR RESOURCES CORP.


                                POWER OF ATTORNEY
                                -----------------



WHEREAS, Star Resources Corp., a corporation organized under the laws of British Columbia, (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended, (the "Act"), an Annual Report on Form 10-K ("Annual Report") for the fiscal year ended January 31, 2003, together with exhibits and any amendments thereto, as a reporting company in the United States under the Act.

NOW, THEREFORE, the undersigned in his capacity as director or officer of the Company, or both, as the case may be, does hereby appoint MARK E. JONES, III, severally, his true and lawful attorneys or attorney with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer of the Company, or both, as the case may be, all instruments necessary or incidental to the Annual Report referred to above including any amendments thereto, and to file the same or cause the same to be filed with the Commission. The said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of April 2003.


                                                           /s/ Daniel B. Leonard
                                                           ---------------------
                                                               DANIEL B. LEONARD

                              STAR RESOURCES CORP.


                                POWER OF ATTORNEY
                                -----------------



WHEREAS, Star Resources Corp., a corporation organized under the laws of British Columbia, (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended, (the "Act"), an Annual Report on Form 10-K ("Annual Report") for the fiscal year ended January 31, 2003, together with exhibits and any amendments thereto, as a reporting company in the United States under the Act.

NOW, THEREFORE, the undersigned in his capacity as director or officer of the Company, or both, as the case may be, does hereby appoint MARK E. JONES, III, severally, his true and lawful attorneys or attorney with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer of the Company, or both, as the case may be, all instruments necessary or incidental to the Annual Report referred to above including any amendments thereto, and to file the same or cause the same to be filed with the Commission. The said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of April 2003.





                                                              /s/ Brian C. Irwin
                                                              ------------------
                                                                  BRIAN C. IRWIN

                              STAR RESOURCES CORP.


                                POWER OF ATTORNEY
                                -----------------



WHEREAS, Star Resources Corp., a corporation organized under the laws of British Columbia, (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended, (the "Act"), an Annual Report on Form 10-K ("Annual Report") for the fiscal year ended January 31, 2003 together with exhibits and any amendments thereto, as a reporting company in the United States under the Act.

NOW, THEREFORE, the undersigned in his capacity as director or officer of the Company, or both, as the case may be, does hereby appoint MARK E. JONES, III, severally, his true and lawful attorneys or attorney with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer of the Company, or both, as the case may be, all instruments necessary or incidental to the Annual Report referred to above including any amendments thereto, and to file the same or cause the same to be filed with the Commission. The said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of April 2003.


                                                          /s/ Patrick L. Glazier
                                                          ----------------------
                                                              PATRICK L. GLAZIER

                              STAR RESOURCES CORP.


                                POWER OF ATTORNEY
                                -----------------



WHEREAS, Star Resources Corp., a corporation organized under the laws of British Columbia, (the "Company"), will file with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1934, as amended, (the "Act"), an Annual Report on Form 10-K ("Annual Report") for the fiscal year ended January 31, 2003 together with exhibits and any amendments thereto, as a reporting company in the United States under the Act.

NOW, THEREFORE, the undersigned in his capacity as director or officer of the Company, or both, as the case may be, does hereby appoint MARK E. JONES, III, severally, his true and lawful attorneys or attorney with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director or officer of the Company, or both, as the case may be, all instruments necessary or incidental to the Annual Report referred to above including any amendments thereto, and to file the same or cause the same to be filed with the Commission. The said attorney shall have full power and authority to do and perform in the name and on the behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 22nd day of April 2003.


                                                            /s/ Leendert G. Krol
                                                            --------------------
                                                                LEENDERT G. KROL